UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported December 17, 2012)

APEX 2, INC.
(Exact name of registrant as specified in charter)

Delaware	000- 54430	80-0725943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 SW 3rd Street, Penthouse 4, Miami, FL	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (772-216-6460)

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On October 15, 2012 Kenne Ruan, CPA, P.C. (“Kenne Ruan”) resigned as the Company’s independent registered public accounting firm.

Kenne Ruan’s resignation  was accepted by the Company’s board of directors.

Kenne Ruan’ reports on the financial statements of the Company as of December 31, 2011 and for the period from May 17, 2011 (inception) to December 31, 2011 did not contain an adverse opinion or disclaimer, and were not qualified or modified as to uncertainty, audit scope or accounting principles other than uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s most recent fiscal year ended December 31, 2011 and for the period from May 17, 2011 (inception) through December 31, 2011 and any subsequent interim period preceding the resignation of Kenne Ruan, there were no disagreements with Kenne Ruan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kenne Ruan, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the Company’s fiscal year ended December 31, 2011 and for the period from May 17, 2011 (inception) through December 31, 2011 and any subsequent interim period preceding the resignation of Kenne Ruan, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K. Kenne Ruan

The Company provided Kenne Ruan with a copy of the above disclosures and requested that Kenne Ruan provide us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures and, if not, stating the respects in which it does not agree. Such letter is filed as an exhibit to this report.

(b) On December 17, 2012, the Company appointed D. Brooks & Associates CPA’s PA (“D.Brooks & Associates”), as its independent registered public accounting firm. The decision to hire D. Brooks & Associates CPA’s PA was recommended and approved by the Company’s board of directors.

During the Company’s  most recent  year end and any subsequent interim period preceding the engagement of D. Brooks , neither the Company nor anyone acting on our behalf, has consulted with D.Brooks regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and Kenne Ruan as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Kenne Ruan, CPAs, P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX 2, INC.

Dated: May 7, 2013	By:	/s/ Martin Mobarak
Name: Martin Mobarak
Title: President